Schedule 10.20
Holders

1. Warrant, issued by the Company in favor of PFK Acquisition Group, LLC, dated February 21, 2006.

2. Warrant, issued by the Company in favor of Alfred F. Bracher, III, dated February 14, 2006.

3. Warrant, issued by the Company in favor of Howard Goldberg, dated March 13, 2006.

4. Warrant, issued by the Company in favor of Real Path, Inc., dated February 14, 2006.

5. Warrant, issued by the Company in favor of Robert Schachter Trust, Diane Schachter, Trustee, dated February 7, 2006.

6. Warrant, issued by the Company in favor of Harvey Goldberg, dated March 24, 2006.

7. Warrant, issued by the Company in favor of Larry Chimerine, dated March 21, 2006.

8. Warrant issued by the Company in favor of Nob Hill Capital Partners, LP, dated February 13, 2006.

9. Warrant issued by the Company in favor of Nob Hill Capital Partners, LP, dated July 30, 2006.

10. Warrant issued by the Company in favor of Nob Hill Capital Associates, LP, dated July 30, 2006.

11. Warrant issued by the Company in favor of PFK Acquisition Group II, LLC, dated June 28, 2006.

12. Warrant, issued by the Company in favor of Nicolette Consulting Group Limited, dated August 10, 2006.